Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jacek Oscilowicz, President & Chief Executive Officer and Chief Financial Officer of Britton International Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:

            (1)    The Annual Report on Form 10-KSB of the Company for the year ended April 30, 2006 (the “Report”) fully complies with the requirements of § 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

/s/ Jacek Oscilowicz
Jacek Oscilowicz
President & CEO
May 26, 2006

/s/ Jacek Oscilowicz
Jacek Oscilowicz
Chief Financial Officer
May 26, 2006

A signed original of this written statement required by § 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.